REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 30th day of September, 1997 by and between DENAMERICA CORP., a Georgia corporation (the "Corporation"), whose address is 7373 North Scottsdale Road, Suite D-120, Scottsdale, Arizona 85253 and CNL GROWTH CORP., a Florida corporation, as agent for Denwest Foods, Ltd, a Florida limited partnership, and Denwest Foods II, Ltd., a Florida limited partnership, whose address is 400 East South Street, Suite 500, Orlando, Florida 32801 (hereinafter referred to in such capacity as the "Holder").

         Simultaneously with the execution and delivery of this Agreement, the Corporation is issuing a Convertible Debenture (the "Debenture") to the Holder in the principal amount of $4,400,000.00 pursuant to the terms of that certain Loan and Security Agreement of even date herewith (the "Loan and Security Agreement"). The Convertible Debenture is convertible into shares of the Corporation's $.10 per share par value common stock (the "Common Stock") as provided in the Loan and Security Agreement. The Corporation desires to grant to the Holder the registration rights set forth herein with respect to such shares of common stock.

         NOW, THEREFORE, the parties hereby mutually agree as follows:

         1. Piggy-Back Registration Rights.

                  (a) If the Corporation proposes at any time to file a registration statement on a general form for registration under the Securities Act of 1933, as amended (the "Securities Act"), and relating to securities issued or to be issued by it, then it shall give written notice of such proposal to the Holder. If, within thirty (30) days after the giving of such notice, the Holder shall request in writing that all or any of the Common Stock owned by or issuable to the Holder upon conversion of the Debenture be included in such proposed registration, the Corporation will also register such Common Stock as shall have been requested in writing; provided, however, that:

                           (i) the Corporation  shall not be required to include
any of such securities if, by reason of such inclusion, the Corporation shall be required to prepare and file a registration statement on a form promulgated by the Securities and Exchange Commission different from that which the Corporation otherwise would use;

                           (ii) the Holder shall  cooperate with the Corporation
in the preparation of such registration statement to the extent required to furnish information concerning the Holder; and
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                           (iii)  the  Corporation  shall  have the right at any
such time after it shall have given written notice pursuant to this Section 1 (irrespective of whether a written request for inclusion of any Common Stock shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof. In such event, the Holder shall retain any remaining demand registration rights set forth in Section 2 hereof, as well as the piggy-back registration rights set forth in this Section 1.

                  (b) (i) Notwithstanding the provisions of Section 1(a) hereof, if in the written opinion of the Corporation's managing underwriter, if any, for the offering contemplated by such registration statement, the inclusion of all or a portion of the Common Stock requested to be registered, when added to the securities being registered by the Corporation or any selling security holder, will exceed the maximum amount of the Corporation's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Corporation may exclude from such offering all or a pro rata portion of the Common Stock requested to be registered as required by the managing underwriter.

                           (ii) If  securities  are  proposed  to be offered for
sale pursuant to such registration statement by other security holders of the Corporation and the total number of securities to be offered by the Holder and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above) the aggregate number of shares of Common Stock to be offered by the Holder pursuant to such registration statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Holder) as the original number of shares of Common Stock proposed to be sold by the Holder bears to the total original number of securities proposed to be offered by the Holder and the other selling security holders.

                           (iii) If the Corporation exercises the rights granted
under this Section 1(b), then the Holder shall retain any remaining demand registration rights and piggy-back registration rights for its Common Stock (to the extent not registered) as set forth in Sections 1 and 2 hereof.

         2. Demand Registration Rights.

                  (a) In  addition  to the  registration  rights  set  forth  in
Section 1, the Corporation will, upon the written request of the Holder (a "Request"), within a reasonable period after receipt of such Request, prepare and file and take such reasonable steps as
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
may be required to have declared effective, a registration statement under the Securities Act, covering all, and not less than all, of the Common Stock issued or issuable upon conversion of the Debenture by the Holder, and in connection therewith shall advise the persons entitled thereto of their rights under
Section 1 hereof; provided, however, that:

                           (i) the Corporation may include any securities issued
or to be issued by the Corporation in such registration statement and may engage such underwriters or managing agents as it deems necessary or desirable for the purpose of purchasing or arranging for the sale of the securities then being offered by the Corporation under such registration statement;

                           (ii) the Holder shall  cooperate with the Corporation
in the preparation of such registration statement to the extent required to furnish information concerning the Holder;

                           (iii) the  Corporation  shall be  obligated to effect
only one such registration pursuant to this Section 2; and

                           (iv) if the Corporation shall furnish to the Holder a
certificate signed by an officer of the Corporation stating that a Blackout Period (as defined below) is in effect, then the Corporation shall have the right to defer the filing of a registration statement pursuant to this Section 2 during the term of such Blackout Period; provided, however, that a Blackout Period or Periods shall not be in effect for more than four months during any 12-month period. The term "Blackout Period" means any period (A) beginning on the date on which the Corporation notifies the Holder that (i) the Board of Directors of the Corporation, in its good faith judgment, has determined that the Holder's sales of Common Stock pursuant to a registration statement (or the use of a registration statement or related prospectus) would interfere with any pending material acquisition, material corporate reorganization, or any other material corporate transaction involving the Corporation or any subsidiaries of the Corporation (a "Transaction Blackout"); or (ii) based upon the advice of outside counsel to the Corporation, the Holder's sale of shares of Common Stock pursuant to a registration statement (or the use of a registration statement or related prospectus) would require disclosure of material information and the Corporation's Board of Directors, in its reasonable judgment and in good faith, resolves that the Corporation has a bona fide business purpose for preserving such information confidential (an "Information Blackout"); and (B) ending on the date (1) in the case of a Transaction Blackout, the earliest of (x) one month after the completion of such acquisition, corporate reorganization, or other similar transaction, (y) promptly after abandonment of such acquisition, corporate reorganization, or other similar transaction and (z) 90 days after the date of the Corporation's written notice of such Transaction Blackout; and (2) in the case of an Information
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
Blackout, the earlier of (x) the date upon which such material information is disclosed to the public or ceases to be material and (y) 90 days after the Corporation makes such good faith determination.

         3. Additional Terms.

                  (a) In connection with the filing of a registration statement pursuant to Sections 1 or 2 hereof, the Corporation shall:

                           (i) notify the Holder as to the filing thereof and of
all amendments thereto filed prior to the effective date of said registration statement;

                           (ii) notify the Holder  promptly  after it shall have
received notice of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

                           (iii) prepare and file without  expense to the Holder
any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with Section 10(a)(3) of the Securities Act or advisable in connection with the proposed distribution of the securities by the Holder (but only during such period as the Corporation is required to keep the registration statement effective);

                           (iv) use its  reasonable  best efforts to qualify the
Common Stock being so registered for sale under the securities or blue sky laws of such reasonable number of states as the Holder may designate in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Corporation must either qualify to do business or file a general consent to service of process as a condition to the qualification of such Common Stock;

                           (v) notify  the  Holder of any stop order  suspending
the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order;

                           (vi)  undertake to keep such  registration  statement
and prospectus effective for a period of one hundred and twenty (120) days after its effective date; and

                           (vii)  furnish  to the  Holder as soon as  available,
copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of Sections 1 and 2 hereof all in such quantities as the Holder may from time to time reasonably request. Upon written request, the Corporation shall
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
also furnish to the Holder, without cost, one set of the exhibits to such registration statement.

                  (b) The Holder of the Common Stock registered under Sections 1 and 2 hereof agrees to pay all applicable underwriting discounts and commissions, brokerage commissions, transfer taxes, and its own counsel fees with respect to the Common Stock owned by it and being registered. The Corporation will pay all other costs and expenses in connection with a registration statement to be filed pursuant to Section 1 and Section 2 hereof including, without limitation, the fees and expenses of counsel for the Corporation, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the Securities Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such Common Stock for sale in a reasonable number of states as the Holder has designated, including fees and disbursements of counsel for the Corporation, registration fees and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to the Holder.

                  (c) The Holder of the Common Stock registered under Section 1 and 2 hereof agrees to notify the Corporation, at any time when a prospectus relating to the Holder's Common Stock covered by a registration statement is required to be delivered under the Securities Act, of the happening of any event with respect to Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing.

                  (d) In the event of an underwritten public offering, the Holder participating in such underwriting shall enter into and perform its obligations under the underwriting agreement for such offering, and, if requested to do so by the underwriters managing such offering, the Holder shall enter into a customary holdback agreement.

                  (e) Neither the giving of any notice by the Holder nor the making of any request for prospectuses shall impose upon the Holder making such request any obligation to sell any Common Stock.

                  (f) The Holder, upon receipt of notice from the Corporation, upon the occurrence of an event which requires a post-effective amendment to the registration statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of the Common Stock until it has received copies of a supplemented or amended prospectus from the Corporation, which the Corporation shall provide as soon as practicable after such notice.
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
                  (g) Notwithstanding the provisions of Sections 1 and 2 hereof, if all of the Common Stock held by the Holder or issuable upon conversion of the Debenture may be sold by the Holder in a transaction pursuant to Rule 144 promulgated under the Securities Act, the Holder shall not be entitled to require the Corporation to register such securities pursuant to any registration statement filed under the Securities Act.

         4. Indemnification. In the event Common Stock is included in a registration statement under this Agreement:

                  (a) The Corporation will indemnify and hold harmless the Holder, the officers and directors of the Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which such person or persons may become subject under the Securities Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Corporation will reimburse the Holder, officer or director, underwriter, or controlling person for any legal or other expenses reasonably incurred by such person or persons in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Corporation, nor shall the Corporation be liable in any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, underwriter, or controlling person, or
(ii) the failure of the Holder, underwriter, or controlling person to deliver a copy of the registration statement or the prospectus, or any amendments or supplements thereto, after the Corporation has furnished such person with a sufficient number of copies of the same.

                  (b) The Holder will indemnify and hold harmless the Corporation, each of its officers and directors, and each person, if any, who controls the Corporation within the meaning of the Securities Act, and any underwriter, against any losses, claims, damages, or liabilities (joint or several) to which the Corporation
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
or any such officer, director, controlling person, or underwriter or controlling person may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Corporation or any such officer, director, controlling person, underwriter or controlling person, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder.

                  (c) Promptly after receipt by an indemnified  party under this
Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, except that such fees and expenses shall be paid by the indemnifying party if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.

                  (d) The indemnification provided by this Section 4 shall be a continuing right to indemnification and shall survive the registration and sale of any of the Common Stock hereunder and the expiration or termination of this Agreement.

         5. Governing Law. This Agreement shall be deemed to have been made and delivered in the State of Florida and shall be
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governed as to validity,  interpretation,  construction, effect and in all other respects by the internal laws of the State of Florida.

         6. Amendment.

                  This Agreement may only be amended by a written instrument executed by each of the parties hereto.

         7. Entire Agreement.

                  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         8. Execution of Counterparts.

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same documents.

         9. Notices.

                  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or three (3) days after mailing by registered or certified mail, postage prepaid, return receipt requested, to the parties' respective addresses set forth on the first page of this Agreement or such other address as a party may specify by written notice to the other party hereunder.

         10. Headings.

                  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the items or provisions of this Agreement.

         11. Binding Effect; Benefits.

                  This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns and to the holders of any Conversion Shares (as such term is defined in the Loan and Security Agreement). Nothing herein contained, express or implied, is intended to confer any rights or remedies under or by reason of this Agreement to any other person or entity.

         12. Severability.

                  Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any
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jurisdiction(s) shall be, as to such jurisdiction(s),  ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.


                                        DENAMERICA CORP., a Georgia
                                        corporation


                                        By:  /s/ Robert J. Gentz
                                           -------------------------------
                                        Name:  Robert J. Gentz
                                             -----------------------------
                                        Title: Sr. Vice President
                                              ----------------------------



                                        CNL GROWTH CORP., a Florida
                                        corporation

                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________
                                      - 9 -